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                                                                    EXHIBIT 10.1

                                                                   EXHIBIT 10.1


                                                                EXECUTION COPY




                           MBIA INSURANCE CORPORATION,
                             as Certificate Insurer



                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.,
                                   as Sponsor

                                       and

                              LEHMAN BROTHERS INC.,
                      as Representative of the Underwriters




                            INDEMNIFICATION AGREEMENT


              Advanta Mortgage Loan Asset-Backed Certificates, Series 1997-3 Adjustable Rate Class A-8 Group II Certificates
              Adjustable Rate Class A-9 Group II Certificates


                          Dated as of September 5, 1997
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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Section 1.        Definitions.....................................................................................1
Section 2.        Representations and Warranties of the Certificate Insurer.......................................1
Section 3.        Agreements, Representations and Warranties of the Underwriters..................................1
Section 4.        Agreements, Representations and Warranties of the Sponsor.......................................1
Section 5.        Indemnification.................................................................................1
Section 6.        Notice To Be Given..............................................................................1
Section 7.        Contribution....................................................................................1
Section 8.        Notices.........................................................................................1
Section 9.        Governing Law, Etc..............................................................................1
Section 10.       Insurance Agreement; Underwriting Agreement; Pooling and Servicing Agreements...................1
Section 11.       Limitations.....................................................................................1
Section 12.       Counterparts....................................................................................1

TESTIMONIUM ..................................................... SIGNATURE PAGE

SIGNATURES AND SEALS............................................. SIGNATURE PAGE

                            INDEMNIFICATION AGREEMENT

         This Agreement, dated as of September 5, 1995, is by and among MBIA Insurance Corporation (the "Certificate Insurer"), as the Certificate Insurer under the Certificate Guaranty Insurance Policy (the "Policy") issued in connection with the Advanta Mortgage Loan Asset-Backed Certificates, Series 1997-3, Adjustable Rate Class A-8 Group II Certificates and Adjustable Rate Class A-9 Group II Certificates described below, Advanta Mortgage Conduit Services, Inc. (the "Sponsor") and Lehman Brothers Inc., as Representative of the Underwriters (the "Representative").

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Pooling and Servicing Agreements (as described below).

         "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

         "Agreement" means this Indemnification Agreement by and among the Insurer, the Sponsor and the Underwriters.

         "Class A-8 and A-9 Certificates" means the Advanta Mortgage Loan Asset-Backed Certificates, Series 1997-3 Adjustable Rate Class A-8 Group II Certificates and Adjustable Rate Class A-9 Group II Certificates issued pursuant to the Pooling and Servicing Agreement.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

         "Insurance Agreement" means the Insurance Agreement, dated as of September 18, 1997, by and among the Certificate Insurer, the Sponsor, the Master Servicer, the Joint Obligor, and the Trustee.

         "Insurer Party" means the Certificate Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "Master Servicer" means Advanta Mortgage Corp. USA, as Master Servicer.

         "Offered Certificates" means the Advanta Mortgage Loan Asset-Backed Certificates, Series 1997-3, Adjustable Rate Class A-1 Group I Certificates, 6.61% Class A-2 Group I Certificates, 6.69% Class A-3 Group I Certificates, 6.87% Class A-4 Group I Certificates, 6.97% Class A-5 Group I Certificates, 7.30% Class A-6 Group I Certificates, 6.92% Class A-7 Group I Certificates, 5.00% Class A-IO Group I Certificates, Adjustable Rate Class A-8 Group II Certificates, Adjustable Rate Class A-9 Group II Certificates, 7.20% Class M-1 Group I Certificates, 7.37% Class M-2 Group I Certificates and 7.72% Class B-1 Group I Certificates issued pursuant to the Pooling and Servicing Agreement.

         "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of September 1, 1997 by and among the Sponsor, the Master Servicer and the Trustee.

         "Prospectus" means the form of final Prospectus included in the Registration Statement on each date that the Registration Statement and any post effective amendment or amendments thereto became effective.

         "Prospectus Supplement" means the form of final Prospectus Supplement dated September 5, 1997.

         "Registration Statement" means the registration statement on Form S-3 of the Sponsor relating to the Offered Certificates.

         "Sponsor Party" means the Sponsor, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "State Securities Law" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any Person or entity engaging in such transactions or advising with respect to securities or (iii) investment companies.

         "Trustee" means Bankers Trust Company of California, N.A. or any successor thereto.

         "Underwriter Party" means each Underwriter and each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Underwriters" means Lehman Brothers Inc., Bear, Stearns & Co., Inc., J.P. Morgan Securities, Inc., Morgan Stanley and Co. Incorporated and Prudential Securities Incorporated.

         "Underwriting Agreement" means the Underwriting Agreement by and between the Sponsor and the Representative, dated September 5, 1997.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE CERTIFICATE INSURER. The Certificate Insurer represents and warrants to the Underwriters and the Sponsor as follows:

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                  (a) Organization and Licensing. The Certificate Insurer is a
         duly incorporated and existing New York stock insurance company licensed to do business in the State of New York.

                  (b) Corporate Power. The Certificate Insurer has the corporate power and authority to issue the Policies and to execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

                  (c) Authorization; Approvals. The issuance of the Policies and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policies, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Certificate Insurer.

                  (d) Enforceability. The Policies, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Certificate Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

                  (e) Financial Information. The consolidated financial statements of the Certificate Insurer as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996 incorporated by reference in the Prospectus Supplement (the "Certificate Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Certificate Insurer and its subsidiaries for the six months ended June 30, 1997 incorporated by reference in the Prospectus Supplement (the "Certificate Insurer Unaudited Financial Statements") fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Certificate Insurer Audited Financial Statements, and, since June 30, 1997, there has been no material change in such financial condition of the Certificate Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (f) Certificate Insurer Information. The information in the Prospectus Supplement as of the date hereof under the captions "THE CLASS A-8 AND CLASS A-9 INSURER" and "THE CLASS A-8 AND CLASS A-9 INSURANCE POLICY" (the "Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material to the Certificate Insurer's ability to perform its obligations under the Policies.

                  (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Certificate Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator

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         which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

         Section 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. Each Underwriter represents and warrants to and agrees with the Sponsor and the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Sponsor specifically for use in the preparation of the Prospectus Supplement, and acknowledged in writing as described in Section 8H of the Underwriting Agreement (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

         Section 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SPONSOR. The Sponsor represents and warrants to and agrees with the Certificate Insurer and the Underwriters as follows:

                  (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Insurer Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Organization. The Sponsor is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

                  (c) Corporate Power. The Sponsor has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

                  (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Insurance Agreement by the Sponsor have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Sponsor's board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Sponsor.

                  (e) Enforceability. This Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Sponsor, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Sponsor and to general principles of equity.

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                  (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Sponsor's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement, the Pooling and Servicing Agreement or the Insurance Agreement.

         Section 5. INDEMNIFICATION. (a) The Certificate Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Sponsor Party and each Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Class A-8 and Class A-9 Certificates and resulting from the Certificate Insurer's breach of any of its representations and warranties set forth in
Section 2 of this Agreement.

         (b) Each Underwriter hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A-8 and Class A-9 Certificates and resulting from such Underwriter's breach of any of its representations and warranties set forth in Section 3 of this Agreement.

         (c) The Sponsor hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A-8 and Class A-9 Certificates and resulting from the Sponsor's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

         (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 6. NOTICE TO BE GIVEN. (a) Except as provided in Section 7 below with respect to contribution, the indemnification provided herein by the Indemnifying Party shall be the exclusive remedy of each Indemnified Party for the Losses resulting from the Indemnifying Party's breach of a representation, warranty or agreement hereunder; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

         (b) In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or facsimile notice of such action or claim reasonably promptly after receipt of written notice thereof.

         (c) Upon request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements

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of such counsel related to such proceeding. The Indemnifying Party may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the Indemnifying Party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Indemnified Party.

         (d) The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at the Indemnifying Party's expense has been authorized in writing by the Indemnifying Party, (2) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Indemnifying Party on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Indemnifying Party, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Indemnifying Party are subsequently determined to not be required to be borne by the Indemnifying Party hereunder, the party which received such payment shall promptly refund to the Indemnifying Party the amount so paid by such Indemnifying Party. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Indemnifying Party shall not be liable for the fees and expenses of more than one counsel for all Seller Parties, more than one counsel for all Underwriters Parties and more than one counsel for all Insurer Parties, as applicable.

         (e) The Indemnified Parties shall cooperate with the Indemnifying Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5 hereof in the most efficient manner.

         (f) No settlement of any such claim or action shall be entered into without the consent of each Indemnified Party who is subject to such claim or action, on the one hand, and each Indemnifying Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

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         (g) Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Indemnifying Party's financial liability hereunder, and then only to the extent of such prejudice.

         Section 7. CONTRIBUTION. (a) To provide for just and equitable contribution if the indemnification provided by the Certificate Insurer is determined to be unavailable for any Underwriter Party or Sponsor Party (other than pursuant to Section 5 or 6 of this Agreement), the Certificate Insurer shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Sponsor Parties and all Insurer Parties, respectively.

         (b) To provide for just and equitable contribution if the indemnification provided by the Sponsor is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), the Sponsor shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Sponsor Parties and all Insurer Parties.

         (c) To provide for just and equitable contribution if the indemnification provided by each Underwriter is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), such Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Sponsor Parties and all Insurer Parties. In no case shall any Underwriter be responsible for any amount in excess of the Underwriting discount applicable to the Certificates purchased by such Underwriters pursuant to the Underwriting Agreement.

         (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (e) The Parties agree that the Certificate Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that each Underwriter shall be solely responsible for the Underwriter Information provided by such Underwriter in writing for use in the Prospectus Supplement and that the Sponsor shall be responsible for all other information in the Registration Statement and the Prospectus Supplement.

         (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any

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Underwriter Party, any Sponsor Party or any Insurer Party, (ii) the issuance of any Class A-8 and Class A-9 Certificates or the Policy or (iii) any termination of this Agreement.

         (h) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section 8. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

         If to the Certificate Insurer:       MBIA Insurance Corporation
                                              113 King Street
                                              Armonk, NY  10504
                                              Attention:  Insured Portfolio
                                                           Management --
                                                           Structured Finance
                                                           (1 PM-5F)

         If to the Sponsor:                   Advanta Mortgage Conduit Services,
                                               Inc.
                                              16875 West Bernardo Drive
                                              San Diego, CA 92127
                                              Attention: General Counsel

         If to the Underwriters:              Lehman Brothers Inc.,
                                              as Representative of the
                                              Underwriters
                                              Three World Financial Center
                                              New York, NY 10285-1200
                                              Attention: General Counsel

         Section 9. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Certificate Insurer, the Sponsor and the Representative of the Underwriters.

         Section 10. INSURANCE AGREEMENT; UNDERWRITING AGREEMENT; POOLING AND SERVICING AGREEMENTS. This Agreement in no way limits or otherwise affects the indemnification obligations of the Sponsor under (a) the Insurance Agreement,
(b) the Underwriting Agreement or (c) the Pooling and Servicing Agreements.

                  Section 11. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Certificate Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

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
                  Section 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                  MBIA INSURANCE CORPORATION,
                                  as Certificate Insurer



                                  By___________________________________________
                                  Title________________________________________


                                   ADVANTA MORTGAGE CONDUIT
                                   SERVICES, INC., as Sponsor



                                  By___________________________________________
                                  Title________________________________________


                                   LEHMAN BROTHERS INC.,
                                   as Representative of the Underwriters



                                  By___________________________________________
                                  Title________________________________________

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